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                                                      Rule 497(e)
                                                      File No. 811-07588
                                                      Registration No. 33-59984


                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
                     CARDINAL TAX EXEMPT MONEY MARKET FUND

                        SUPPLEMENT DATED APRIL 1, 1997,
                      TO PROSPECTUS DATED JANUARY 2, 1997

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     The third paragraph under the heading "HOW DO I PURCHASE SHARES OF THE FUNDS? -- GENERAL" on pages 11 and 12 of the Prospectus is deleted and is replaced with the following:

     All Shares purchased will be credited to shareholder accounts after receipt of an order and federal funds by The Ohio Company, at the net asset value next determined. Each Fund currently determines net asset value and enters purchases and redemptions of its Shares as of 12:00 noon, Eastern Time, on each day that the New York Stock Exchange is open for business and on such other days on which there is a sufficient degree of trading in that Fund's portfolio securities that such Fund's net asset value might be materially affected by changes in the value of the portfolio securities ("Business Day"). If a properly completed order and federal funds (or other immediately available funds) are received at or prior to 12:00 noon, Eastern Time, on a Business Day, then the purchase will be entered as of 12:00 noon, Eastern Time, on that day and dividends will commence on that day. If either federal funds (or other immediately available funds) or the completed purchase order are received after 12:00 noon, Eastern Time, Shares will be credited to the shareholder's account as of 12:00 noon, Eastern Time, on the next Business Day and will begin earning dividends on such day.

     The wire instructions contained under the heading "PURCHASE BY FEDERAL FUNDS WIRE" on page 12 of the Prospectus are deleted and are replaced with the following:

    The Fifth Third Bank
    Account Number 728-76677
    Routing Number 042000314
    38 Fountain Square Plaza
    Cincinnati, Ohio 45263
    Attn: [Name of Applicable Fund]
    [Include Fund Account Number and Name of Account Holder]

     The following is added as the last sentence of the last paragraph under the heading "PURCHASE BY FEDERAL FUNDS WIRE" on page 12 of the Prospectus:

     If you have questions regarding the status of a wire transfer of funds, please call The Fifth Third Bank at (513) 579-5385.

     The first sentence in the first paragraph under the heading "WHAT DISTRIBUTIONS WILL I RECEIVE?" on page 13 of the Prospectus is deleted and is replaced with the following:

     Each Fund's net income is declared as a dividend and accrued on each Business Day immediately prior to the determination of such Fund's net asset value at 12:00 noon, Eastern Time.